EXHIBIT 99.2

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to his knowledge:

1. The Annual Report on Form 10-K of Horizon Telcom, Inc. for the year ended December 31, 2002 as filed March 31, 2003 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Horizon Telcom, Inc.



Date: March 27, 2003               /s/ Peter M. Holland
                                   --------------------------------------------
                                   Peter M. Holland, Chief Financial Officer of
                                   Horizon Telcom, Inc.